UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 12, 2021

Date of Report (Date of earliest event reported)

DESKTOP METAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

63 3rd Avenue

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(978) 224-1244

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 12, 2021, Desktop Metal, Inc. (the “Company” or “Desktop Metal”) completed its previously announced acquisition of The ExOne Company (now known as ExOne Operating, LLC) (“ExOne”), pursuant to the Agreement and Plan of Merger, dated as of August 11, 2021 (the “Merger Agreement”), by and among Desktop Metal, Texas Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Desktop Metal (“Merger Sub I”), Texas Merger Sub II, LLC., a Delaware limited liability company and wholly owned subsidiary of Desktop Metal (“Merger Sub II”), and ExOne, pursuant to which (i) Merger Sub I merged with and into ExOne, with ExOne as the surviving corporation and (ii) ExOne merged with and into Merger Sub II (the “Mergers”), with Merger Sub II surviving the Mergers as a wholly owned subsidiary of Desktop Metal. At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of ExOne (“ExOne Shares”) issued and outstanding immediately prior to the Effective Time (other than the shares that are owned by Desktop Metal, ExOne, Merger Sub I or Merger Sub II), was converted into the right to receive (a) $8.50 in cash, without interest, and (b) 2.1416 shares of Desktop Metal Class A common stock, par value $0.0001 per share (“Desktop Metal Class A common stock”).

At the Effective Time, (a) each outstanding unvested option to purchase ExOne Shares was converted into an option to acquire a number of Desktop Metal Class A common stock equal to the product obtained by multiplying the number of shares of ExOne common stock subject to such option by 3.1416, with an exercise price per share of Desktop Metal Class A common stock equal to the quotient obtained by dividing the exercise price per share of ExOne common stock by 3.1416; (b) each outstanding vested option to purchase ExOne common stock was cancelled and the holder thereof became entitled to receive the excess of the merger consideration over the aggregate exercise price of such ExOne vested option, so long as such ExOne vested option’s exercise price was less than the merger consideration; (c) each award of restricted shares of ExOne subject to the ExOne Change of Control Severance Plan (“ExOne COC RSAs”) vested and were cancelled and the holder of such ExOne COC RSA received the merger consideration; (d) each award of restricted shares of ExOne common stock not subject to the ExOne Change of Control Severance Plan (“ExOne RSAs”) vested and were cancelled and the holder of such ExOne RSA received the merger consideration; and (e) each award granted under the 2021 Executive Stock Performance Program was converted into ExOne Shares (the “ESPP Award”), with the shares subject to such ESPP Award becoming vested and such vested shares were cancelled and the holder received the merger consideration.

In connection with the closing of the Mergers, Desktop Metal paid approximately $191.4 million in cash and issued approximately 48.2 million shares of Desktop Metal Class A common stock to former holders of ExOne Shares, including 0.6 million shares of Desktop Metal Class A common stock to former holders of ExOne vested options, ExOne COC RSAs, ExOne RSAs and ExOne ESPP Awards.

The issuance of Desktop Metal Class A common stock in connection with the Merger Agreement was registered under the Securities Act of 1933 pursuant to Desktop Metal’s registration statement on Form S-4 (Registration No. 333-259564) declared effective by the Securities and Exchange Commission (the “SEC”) on October 8, 2021 (the “Registration Statement”). The proxy statement/prospectus in the Registration Statement contains additional information about the Mergers.

The ExOne Shares, which traded under the symbol “XONE,” will no longer trade on, and are being delisted from, the Nasdaq Stock Market.

The foregoing description of the Mergers contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Reporting on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On November 12, 2021, Desktop Metal issued a press release announcing the closing of the Mergers. A copy of the press release is attached as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired.

The audited consolidated financial statements of ExOne, as of and for the years ended December 31, 2020 and 2019, including the independent auditor’s report thereon and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited interim consolidated financial statements of ExOne, as of September 30, 2021, and for the nine months ended September 30, 2021 and 2020, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)            Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report is required to be filed.

(d)            Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report.

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of August 11, 2021, by and among Desktop Metal, Inc., Texas Merger Sub I, Inc., Texas Merger Sub II, Inc., and The ExOne Company (incorporated by reference to Exhibit 2.1 of the Form 8-K/A of Desktop Metal Inc. filed with the SEC on August 12, 2021).

23.1	Consent of Schneider Downs & Co., Inc., independent registered public accounting firm for ExOne.

99.1	Press release, dated November 9, 2021.

99.2	Audited consolidated financial statements of The ExOne Company as of and for the years ended December 31, 2020 and 2019, including the independent auditor’s report thereon, and the notes related thereto (incorporated by reference to ExOne’s Annual Report on Form 10-K (Part II, Item 8 therein) filed on March 11, 2021).

99.3	Unaudited interim consolidated financial statements of The ExOne Company as of September 30, 2021, and for the nine months ended September 30, 2021 and 2020, and the notes related thereto (incorporated by reference to ExOne’s Quarterly Report on Form 10-Q (Part I, Item 1 therein) filed on November 12, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2021	DESKTOP METAL, INC.

	By:	/s/ Meg Broderick
	Name:	Meg Broderick
	Title:	General Counsel and Corporate Secretary